Investment in Equity Accounted Joint Venture	6 Months Ended
Jun. 30, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Venture
4.	Investments in equity accounted joint ventures
Interests in joint ventures are accounted for using the equity method and are recognized initially at cost and subsequently include the Company’s share of the profit or loss and other comprehensive income of equity-accounted investees, until the date on which joint control ceases.
At June 30, 2020, and December 31, 2019, we had the following participation in investments that are accounted for using the equity method:

	December 31,	June 30,
	2019	2020
Enterprise Navigator Ethylene Terminal LLC (“Export Terminal Joint Venture”)	50%	50%
Luna Pool Agency Ltd. (“Pool Manager”)	—	50%
Export Terminal Joint Venture
In January 2018, the Company entered into definitive agreements creating the Export Terminal Joint Venture.
As of June 30, 2020, we had contributed to the Export Terminal Joint Venture $133.0 million of our expected share of the approximate $147.2 million capital cost for the construction of the Marine Export Terminal. On July 30, 2020, we made an additional capital contribution of $7.5 million to the Export Terminal Joint Venture.
The table below represents the Company’s investment into the Export Terminal Joint Venture, pursuant to which the Company has a 50% economic interest in building and operating the Marine Export Terminal, as of December 31, 2019 and June 30, 2020:

	2019	2020
	(in thousands)
Investment in equity accounted joint venture at January 1	$42,462	$130,660
Equity contributions to joint venture entity	84,500	7,500
Share of results	(1,126)	(3,205)
Capitalized interest and deferred financing costs	4,824	355

Total investment in equity accounted joint venture at December 31 and June 30	$130,660	$135,310

Cumulative interest and associated costs capitalized on the investment in the Export Terminal Joint Venture are being amortized over the estimated useful life of the Marine Export Terminal, which began commercial operations with the export of commissioning cargoes in December 2019. As of June 30, 2020, the unamortized difference between the carrying amount of the investment in the Export Terminal Joint Venture and the amount of the Company’s underlying equity in net assets of the Export Terminal Joint Venture was $6.5 million (December 31, 2019: $6.7 million). The costs amortized for the three and six months ended June 30, 2020 was $0.1 million and $0.1 million respectively and is presented in the share of result of the equity accounted joint ventures within our unaudited consolidated statement of operations.
Equity method losses, excluding amortized costs, recognized in the share of result of equity accounted joint ventures for the three and six month periods ended June 30, 2020 respectively were $0.1 million and $3.1 million respectively (three and six month periods ended June 30, 2019: losses of $0.10 million and $0.14 million respectively).
Luna Pool Agency Limited.
In March 2020, the Company collaborated with Pacific Gas Pte. Ltd. and Greater Bay Gas Co. Ltd. to form and manage the Luna Pool. As part of the formation of the Luna Pool, a new entity, Luna Pool Agency Limited. (the “Pool Agency”) was incorporated in May 2020. The Pool Participants jointly own the Pool Agency on an equal basis and both have equal board representation. As of June 30, 2020, we have recognized the Company’s initial investment of one British pound in the Pool Agency within investments in equity accounted joint ventures on our unaudited consolidated balance sheets. The Pool Agency has no activities other than that as a legal custodian of the Luna Pool bank account and there will be no variability in its financial results, as it has no income and its minimal operating expenses are reimbursed by the Pool Participants.